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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 1997


                       ADVANTAGE MARKETING SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


         OKLAHOMA                        33-80629                73-1323256
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


 2601 NORTHWEST EXPRESSWAY, SUITE 1210W
        OKLAHOMA CITY, OKLAHOMA                                   73112-7293
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code: (405) 842-0131

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Pursuant to an Asset Purchase Agreement having an effective date of April 16, 1997 (the "Purchase Agreement"), Advantage Marketing Systems, Inc. (the "Company") acquired all of the assets of Stay 'N Shape International, Inc., a Georgia corporation ("SSII"), Solution Products International, Inc., a Georgia corporation ("SPII"), Nation of Winners, Inc., a Georgia corporation ("NWI"), Now International, Inc., a Georgia corporation ("NII"), (collectively SSII, SPII, NWI and NII are referred to as the "Selling Group"), free and clear of any lien, charge, claim, pledge, security interest or other encumbrance of any type or kind whatsoever, known or unknown (the "SSII Asset Purchase"). The SSII Asset Purchase was closed on April 16, 1997. The SSII Asset Purchase will be accounted for under the purchase method of accounting. Each company in the Selling Group is a multi-level marketer of various third-party manufactured nutritional supplements.

        Pursuant to the Asset Purchase Agreement and in connection with the SSII Asset Purchase, the Company paid $1,160,986.13 and issued and delivered 125,984 shares of Common Stock and agreed to either issue and deliver additional shares of Common Stock having an aggregate market value equal to, or make cash payments of, or at the Company's sole option any combination thereof, $750,000 and $1,050,000 on or before June 29, 1998, and May 30, 1999, respectively. The $750,000 aggregate market value of the additional shares of Common Stock and/or cash payment is subject to a reduction adjustment in the event gross revenues, net of returns and allowances, during the 12-month period ended April 30, 1998, from (i) sales (other than Choc-Quilizer/TM/) of the purchased multi-level marketing organization and sales to market America, Inc. (an unrelated multi-level marketing company) and sales to retain outlet stores, are less than $2,500,000 and/or (ii) the Company's sales of Choc-Quilizer/TM/ are less than $4,000,000 during such 12-month period. Furthermore, the $1,050,000 aggregate market value of the additional shares of Common Stock and/or cash payment is subject to a reduction adjustment in the event gross revenues, net of returns and allowances, during the 12-month period ended March 31, 1999, from (i) sales (other than Choc-Quilizer/TM/) of the purchased multi-level marketing organization and sales to Market America, Inc. (an unrelated multi-level marketing company) and sales to retail outlet stores, are less than $5,000,000 and/or (ii) the Company's sales of Choc-Quilizer/TM/ are less than $8,000,000 during such 12-month period. The value of the Common Stock to be issued and delivered will be based upon the average of the closing prices of the Common Stock on the last three trading days of the month preceding the month in which the applicable 12-month period ends.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) FINANCIAL STATEMENTS AND EXHIBITS.

        The required financial statements of the Selling Group are unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the filing of this Form 8-K.

        (b) PRO FORMA FINANCIAL INFORMATION.

        The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the filing of this Form 8-K.

        (c) EXHIBITS.
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        2.1  Asset Purchase Agreement having an effective date of April 16,
             1997, between Advantage Marketing Systems, Inc., Stay 'N Shape International, Inc., Solution Products International, Inc., Nation of Winners, Inc., Carl S. Rainey and Danny Gibson.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report

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to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANTAGE MARKETING SYSTEMS, INC.
                                       (Registrant)

                                       By: /s/ ROGER P. BARESEL
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                                               Roger P. Baresel, President

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